 EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186
Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

__________________ NEWS _________________

Vista Gold Corp. Announces Second Quarter 2017 Results

and Recent Corporate Highlights

Denver, Colorado, August 7, 2017  -  Vista Gold Corp. (the “Company,” “we” or “our”) (NYSE American: VGZ) (TSX: VGZ) today announced its unaudited financial results for the second quarter ended June 30, 2017. Management’s quarterly conference call to discuss these results is scheduled for 2:30 p.m. MDT on August 9, 2017.  The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s  Quarterly Report on Form 10-Q, filed on August 4, 2017 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of Second Quarter 2017 Financial Results

We reported a  net loss of $2.7 million or $0.03 per share for the three months ended June 30, 2017.  This includes $2.2 million of net operating expenses and an unrealized $0.5 million mark-to-market loss on our investment in Midas Gold Corp. (“Midas”).  During the three months ended June 30, 2016, we reported net income of $1.6 million or $0.02 per share inclusive of $1.7 million of net operating expenses and an unrealized $3.3 million mark-to-market gain on our investment in Midas.

Our working capital at June 30, 2017 totaled approximately $23.6 million, including cash and short-term investments (comprised of government securities) of approximately $20.2 million. The Company has no debt.

Corporate Highlights

We continue to undertake activities to improve value and further de-risk our Mt Todd gold project, including:

•

Bulk Metallurgical Testing – we recently completed crushing, screening and automated sorting tests on four 5-tonne bulk samples from the Batman deposit.  These bulk tests demonstrated that automated sorting technology can be used to efficiently separate plus 5/8" (16 mm) product from the HPGR crusher with gold-bearing sulfide/quartz/calcite minerals from the host rock, at production rates in production scale equipment.

•

Grinding and Leaching Optimization Studies – we are undertaking additional metallurgical testing to confirm gold recoveries with a proposed 2-stage grinding circuit and a finer grind size (P80 of 65 um vs the 90 um in the original PFS).

•	PFS Update – we have commenced an update of the Mt Todd Preliminary Feasibility Study (“PFS”) in which we intend to include all appropriate project improvements and the most current economic factors.
•

MMP Update – we are nearing the completion of the preparation of a draft Mine Management Plan (“MMP”) and expect to present this plan for preliminary agency review later this year.  This is expected to reduce the approval time for the final MMP.

To review the Company’s  Quarterly Report on Form 10-Q for the three months ended June 30, 2017, including the related Management’s Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the three months ended June 30, 2017 and to discuss corporate and project activities is scheduled for Wednesday,  August 9, 2017  at 2:30 p.m.  MDT.

Toll-free in North America: 1-800-533-7619

International:  785-830-1923

This call will also be web-cast and can be accessed at the following web location:

http://event.on24.com/r.htm?e=1480066&s=1&k=AE01A253734994563AC5CE9861BE5A0A

This call will be archived and available at www.vistagold.com after August 9, 2017.  Audio replay will be available for 21 days by calling toll-free in North America:  1-888-203-1112,  passcode 4965655.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in the press release are U.S. dollars.

About Vista Gold Corp.

The Company is a well-funded gold project developer. Our principal asset is our flagship Mt Todd gold project in Northern Territory, Australia.  Mt Todd is one of the largest undeveloped gold projects in Australia. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

For further information, please contact Connie Martinez at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that the bulk tests demonstrated that automated sorting technology can be used to efficiently separate plus 5/8" (16 mm) product from the HPGR crusher with gold-bearing sulfide/quartz/calcite minerals from the host rock, at production rates in production scale equipment; our plans to undertake additional metallurgical testing to confirm gold recoveries with a  2-stage grinding circuit and a finer grind size (P80 of 65 um vs the 90 um in the original PFS); our intent to include all appropriate project improvements and the most current economic factors in the update of the PFS; our expectation that later this year we will present a draft Mine Management Plan for preliminary agency review, and that this is expected to reduce the approval time for the final MMP; and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our approved business plans, exploration and assay results, results of our test work for process area improvements, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 22, 2017 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.